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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
______________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 17, 2008

POLARIS ACQUISITION CORP.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-33541	26-0443717
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2200 Fletcher Avenue, 4th Floor Fort Lee, New Jersey	07024
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (201) 242-3500

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

On January 17, 2008, Polaris Acquisition Corp. (the “Company”) consummated the initial public offering (“IPO”) of 15,000,000 of its units (“Units”). Each Unit consists of one share of Common Stock, $.0001 par value per share (“Common Stock”), and one Warrant (“Warrant”), to purchase one share of Common Stock at an exercise price of $7.00 per share. The Units were sold at an offering price of $10.00 per Unit, generating gross proceeds of $150,000,000.

Simultaneously with the consummation of the IPO, the Company consummated the private sale (“Private Sale”) of 4,500,000 warrants (“Insider Warrants”) at a price of $1.00 per Insider Warrant, generating total proceeds of $4,500,000. The Insider Warrants were purchased by Byron Business Ventures XX, LLC, an entity controlled by Marc V. Byron, the Company’s Chairman of the Board and Chief Executive Officer, Praesumo Partners, LLC, an entity controlled by Lowell D. Kraff, the Company’s President and a director of the Company, Moore Holdings, LLC, an entity controlled by David L. Moore, a director of the Company, Meritage Farms LLC and Cloobeck Companies, LLC, each a stockholder of the Company, Granite Creek Partners, L.L.C., an entity controlled by Brian B. Boorstein, a director of the Company, Roxbury Capital Group LLC Incentive Savings Plan, an entity controlled by Stuart I. Oran, a director of the Company, and Alerion Equities, LLC and Odessa, LLC, each a stockholder of the Company. The Insider Warrants are identical to the Warrants included in the Units sold in the IPO except that they are exercisable on a cashless basis and will not be redeemable by the Company so long as they are held by these purchasers or their affiliates. The purchasers of the Insider Warrants have agreed that the Insider Warrants will not be sold or transferred by them until 45 days after the Company has completed a business combination.

Audited financial statements as of January 17, 2008 reflecting receipt of the proceeds received by the Company in connection with the consummation of the IPO and the Private Sale have been issued by the Company and are included as Exhibit 99.1 to this Current Report on Form 8-K.

In addition, on January 17, 2008, the Company issued a press release announcing the consummation of the IPO and the Private Sale. A copy of the press release is attached hereto as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(c)  Exhibits:

Exhibit 99.1  Audited Financial Statements

Exhibit 99.2  Press release dated January 17, 2008

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 24, 2008	POLARIS ACQUISITION CORP.

	By:	/s/ Lowell D. Kraff
Lowell D. Kraff
President